                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                              THE JAPAN FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

     [_] Fee paid previously with preliminary materials:

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     [_]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

[JAPAN FUND LOGO]

                               IMPORTANT NEWS FOR
                       THE JAPAN FUND, INC. SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of a matter affecting your Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q:  WHAT IS HAPPENING?

A: Zurich Scudder Investments, Inc. ("ZSI"), your Fund's investment manager, has initiated a program to reorganize the funds for which it serves as investment manager. The goal is to create one streamlined, multi-class family of funds. A proposal that relates to your Fund's day-to-day operations requires the approval of the Fund's shareholders.

Q:  WHAT ISSUE AM I BEING ASKED TO VOTE ON?

A: As described in the enclosed Proxy Statement, you are asked to approve a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940; as described in the accompanying Proxy Statement, shareholder approval of the 12b-1 Plan will not result in any increase in fees or expenses.

    After reviewing the proposal, your Fund's Board has determined that this action is in the best interest of the Fund's shareholders. The Board recommends that you vote for the proposal.

Q:  WHAT EFFECT WILL THE PROPOSED RULE 12B-1 PLAN HAVE ON MY FUND?

A: Currently, your Fund pays to Kemper Distributors, Inc. ("KDI") an administrative services fee as compensation for providing information and administrative services to the shareholders of the Fund. The proposal, if adopted, will only change the legal structure under which the administrative services fee is paid. The reasons for the change, as well as the considerations of your Fund's Board in making the proposal, are detailed within the enclosed Proxy Statement (see page 2).

                                                               February 27, 2001

Dear Shareholder:

    Zurich Scudder Investments, Inc. ("ZSI"), your Fund's investment manager, is proposing a series of changes to offer you a broader selection of investment products and greater efficiency of operations. A change that relates specifically to your Fund's day-to-day operations requires the approval of the fund's shareholders.

    Please take the time to read the enclosed materials.

    The question and answer section that begins on the front cover of the Proxy Statement summarizes the proposal that requires shareholder approval. The Proxy Statement itself provides greater detail about the proposal, why it is being made and how it applies to your Fund. After careful review, your Fund's Board has approved this proposal. The Board recommends that you read the enclosed materials carefully and vote in favor of the proposal.

    To vote, simply fill out the enclosed proxy card(s) -- be sure to sign and date it -- and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone. The enclosed flyer describes how. Because many of the funds for which ZSI acts as investment manager are holding shareholder meetings regarding this and other issues, you may receive more than one proxy card. If so, please vote each one.

    Your vote is very important to us. If we do not hear from you by March 27, 2001 our proxy solicitor may contact you. Thank you for your response and for your continued investment with ZSI.

Sincerely,

/s/ EDMOND D. VILLANI                           /s/ LYNN S. BIRDSONG

Edmond D. Villani                               Lynn S. Birdsong
Chief Executive Officer                         President
Zurich Scudder Investments, Inc.                The Japan Fund, Inc.

                              THE JAPAN FUND, INC.

                            -----------------------
                    Notice of Special Meeting of Shareholders
                            -----------------------

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of the Class A, Class B and Class C shares of The Japan Fund, Inc. (the "Fund") will be held at the offices of Zurich Scudder Investments, Inc., 345 Park Avenue, 25th Floor, New York, New York 10154, on April 25, 2001, at 3:30 p.m., Eastern time, for the following purpose:

Proposal: To approve a Rule 12b-1 Plan (for Class A) and an Amended and Restated
          Rule 12b-1 Plan (for each of Class B and Class C). As described in the accompanying Proxy Statement, shareholder approval of the Proposal by a Class will not result in any increase in fees or expenses for that Class.

    The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

    Holders of record of the Class A, Class B and Class C shares of the Fund at the close of business on February 26, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting with respect to one or more Classes, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the applicable Class present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

                                        By Order of the Board,

                                        /s/ KATHRYN L. QUIRK

                                        Kathryn L. Quirk
                                        Secretary

February 27, 2001

    IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                              THE JAPAN FUND, INC.
                                 345 Park Avenue
                            New York, New York 10154

                            -----------------------
                                 PROXY STATEMENT
                            -----------------------

                                     GENERAL

    This Proxy Statement is being furnished to shareholders of the Class A, Class B and Class C shares (each a "Class," together, the "Classes") of The Japan Fund, Inc. (the "Fund"). The Board of Directors (the "Board", the Directors of which are referred to as the "Directors") of the Fund is soliciting proxies from shareholders of each Class for use at the Special Meeting of Shareholders of the Classes, to be held at the offices of Zurich Scudder Investments, Inc., the investment manager of the Fund ("ZSI"), 345 Park Avenue, 25th floor, New York, New York 10154, on April 25, 2001 at 3:30 p.m., Eastern time, and at any and all adjournments thereof (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about February 27, 2001 or as soon as practicable thereafter.

    At the Meeting, shareholders will be asked to vote on one proposal (the "Proposal"), which proposes the approval of a Rule 12b-1 Plan (for Class A) and an Amended and Restated Rule 12b-1 Plan (for each of Class B and Class C). As discussed below, shareholder approval of the Proposal by a Class will not result in any increase in fees or expenses for that Class. In the description of the Proposal below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the fund whose Proxy Statement this is.

    THE FUND PROVIDES PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING 1-800-621-1048 OR WRITING THE FUND, C/O ZURICH SCUDDER INVESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN ABOVE.

                                    PROPOSAL

                         ADOPTION OF RULE 12b-1 PLAN AND
                      AMENDED AND RESTATED RULE 12b-1 PLAN

    This Proposal is being submitted to the shareholders of Class A, Class B and Class C (each, a "Class") of the Fund. The Board has approved, and recommends that Class A shareholders of the Fund approve, a Rule 12b-1 Plan (the "Plan"), and that shareholders of each of Class B and Class C of the Fund approve an Amended and Restated Rule 12b-1 Plan (each, an "Amended Plan," together, the "Amended Plans"), pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Shareholder approval of the Plan or an Amended Plan will not result in any increase in fees or expenses for the applicable Class. Appendix 1 hereto shows each Class' current fees and expenses and the fees and expenses that will be in effect if the Proposal is approved. A copy of the Plan is attached hereto as Exhibit A (for Class A shareholders). A copy of each form of Amended Plan is attached hereto as Exhibit B (for Class B and Class C shareholders).

Background

    The Fund, on behalf of each Class, is currently a party to a Shareholder Services Agreement (the "Services Agreement") with Kemper Distributors, Inc.
("KDI"). Pursuant to the terms of the Services Agreement, KDI provides information and administrative services for the benefit of the Fund and the shareholders of each Class. In exchange for providing the services under the Services Agreement, each Class pays to KDI an administrative services fee equal to, on an annual basis, up to 0.25% of the average daily net assets attributable to the Class. KDI uses the administrative services fee to compensate financial services firms ("firms") for providing personal services to and maintenance of accounts for their customers that hold shares of the Classes and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Class.

    Each of Class B and Class C has also adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, pursuant to which KDI receives an asset-based fee of 0.75% of average daily net assets of each such Class. KDI uses the fee to pay for distribution and services for the applicable Class. The distribution plan currently in effect for each of Class B and Class C was adopted on April 27, 2000 and has not been amended since that date. Appendix 2 sets forth the amount of distribution fees paid by the Fund during the fiscal year ended December 31, 2000 pursuant to the distribution plans applicable to Class B and Class C.

    Rule 12b-1 under the 1940 Act provides that an investment company acting as a distributor of its shares must do so pursuant to a written plan that describes "all material aspects of the proposed financing of the distribution." Under the Rule, an investment company is deemed to be acting as a distributor of its shares "if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale" of its shares. Currently no Class has a Rule 12b-1 Plan that authorizes the payment of the administrative services fee under the Services Agreement because neither KDI nor the Directors of the Fund believe that the services that have been performed by KDI under the Services Agreement have been primarily intended to result in sales of shares of the Classes (i.e., "distribution" services), as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the services performed by KDI under the Services Agreement are "distribution" services, the Board has adopted, and recommends that the shareholders of each Class approve, the Plan (for Class A) and an Amended Plan (for each of Class B and Class C), each of which authorizes the payment of the administrative services fee pursuant to a Rule 12b-1 Plan. If shareholders approve the adoption of the Plan or an Amended Plan, the administrative services fee rate will not change. In addition, KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement.

Terms of the Plan and the Amended Plans

    As noted above, the Plan and each Amended Plan has been adopted for the purpose of authorizing the payment by each Class of the administrative services fee to KDI pursuant to Rule 12b-1. Neither the Plan nor the Amended Plans will change the administrative services fee rate. In addition, as noted above, KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. The Plan for Class A shares, if approved by shareholders, will authorize the payment of the 0.25% administrative services fee under a Rule 12b-1 Plan. Each Amended Plan is substantially identical to the current distribution plan applicable to each of Class B and Class C, except that, in addition to authorizing the asset-based distribution fee of 0.75% that it currently authorizes, it also authorizes the payment to KDI of the 0.25% administrative services fee pursuant to the Services Agreement. The Board has adopted the Plan and each Amended Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. If approved by shareholders, the Plan and each Amended Plan will become effective on July 1, 2001, and will remain in effect for one year after its effective date. Thereafter, the Plan and each Amended Plan may continue for additional one-year periods so long as such continuance is approved by a vote of both the Board of the Fund and the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, and have no direct or indirect financial interest in the operation of the Plan or the Amended Plan, as the case may be, or in any agreement related to the Plan or the Amended Plan, respectively (the "Qualified Board Members"). This vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan or the Amended Plan, as applicable.

    The Board must approve all material amendments to the Plan or an Amended Plan in the manner described in the foregoing paragraph. An amendment that increases materially the amount to be spent for distribution under the Plan or Amended Plan must be approved by shareholders of the applicable Class as well as by the Board.

    The Plan and each Amended Plan may be terminated at any time either by the Board or by the shareholders of the applicable Class. Termination by the Directors requires the vote of a majority of the Qualified Board Members.
Termination by the shareholders requires the vote of a majority of the outstanding voting securities of the applicable Class.

    In connection with adopting the Plan and each Amended Plan, the Board has adopted amendments to the Services Agreement, which will become effective with respect to each Class if the shareholders approve the Plan and each Amended Plan. Such amendments incorporate the termination, amendment and annual approval terms described above to bring the Services Agreement into compliance with the requirements of Rule 12b-1. If shareholders of one or more Classes do not approve the adoption of the Plan or the Amended Plan, as the case may be, the current Services Agreement will remain in effect with respect to the applicable Class(es).

Director Consideration

    In determining to recommend adoption of the Plan and the Amended Plans, the Board considered a variety of factors. The Directors examined the nature of the services KDI provides pursuant to the Services Agreement and the benefit such services provide to the Fund and the shareholders of the Class(es). In addition, the Board considered general industry practice with respect to whether funds have adopted Rule 12b-1 Plans to authorize payments under agreements similar to the Services Agreement. The Directors were also advised by independent counsel regarding the requirements of Rule 12b-1. Neither KDI nor the Directors believe that the services performed by KDI under the Services Agreement have been or will be "distribution" services as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties and eliminate any doubt regarding the continuation of the Services Agreement that may arise in the future due to the ambiguity of the language contained in Rule 12b-1, the Board has adopted, and recommends that the shareholders of each applicable Class approve, the Plan (for Class A) and an Amended Plan (for each of Class B and Class C).

    The Directors noted that if the Plan and each Amended Plan is adopted the administrative services fee rate will not change. In addition, the Directors considered that the services provided to shareholders pursuant to the Services Agreement, such as establishing and maintaining accounts and records, processing purchase and redemption orders and answering routine questions regarding the Fund and its special features, are appropriate services to provide to shareholders. The Directors also noted that KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. The Directors concluded that it would be in the best interests of the Fund, each Class and its shareholders if the Services Agreement operated in the future pursuant to the protections afforded by Rule 12b-1 under the 1940 Act.

       The        Board   of   Directors   unanimously   recommends   that   the
                  shareholders of each Class vote in favor of the Proposal.

                           * * * * * * * * * * * * * *

                             ADDITIONAL INFORMATION

General

    The cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by ZSI. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

    The presence at the Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of a Class entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business for that Class. In the event that the necessary quorum to transact business or the vote required to approve the Proposal for a Class is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal for that Class. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the applicable Class' shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Shareholders of each Class will vote separately with respect to the Proposal. Approval of the Proposal, with respect to each Class, requires the affirmative vote of a "majority of the outstanding voting securities" of the Class. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Class present at the Meeting if more than 50% of the outstanding voting securities of the Class are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Class. Abstentions and broker non-votes will have the effect of a "no" vote on the Proposal.

    Holders of record of the shares of each Class at the close of business on February 26, 2001, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. As of January 30, 2001, there were 30,327 Class A shares, 12,955 Class B shares and 1,952 Class C shares of the Fund outstanding.

    To the best of the Fund's knowledge, as of December 31, 2000, no person owned beneficially more than 5% of the outstanding Class A, Class B or Class C shares of the Fund.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $1,000.00. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder's instructions on the Proposal. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-645-4939. Any proxy given by a shareholder is revocable until voted at the Meeting.

Principal Underwriter and Administrator

    KDI, 222 South Riverside Plaza, Chicago, Illinois 60606 is the principal underwriter and administrator for the Class A, Class B and Class C shares of the Fund.

Shareholder Proposals for Subsequent Meetings

    Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Zurich Scudder Investments, Inc., 345 Park Avenue, New York, New York 10154, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

    No Director is aware of any matters that will be presented for action at the Meeting other than the matter set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

    PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 By Order of the Board,

                                 /s/ KATHRYN L. QUIRK

                                Kathryn L. Quirk
                                    Secretary

                                                                       EXHIBIT A

                     Fund: The Japan Fund, Inc. (the "Fund")
                    Class: Class A (the "Class")

                             FORM OF RULE 12b-1 PLAN

    Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Directors including a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

    1. Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), Kemper Distributors, Inc. ("KDI") provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various financial services firms ("Firms") for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, providing assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

    2. Periodic Reporting. KDI shall prepare reports for the Board of Directors on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to this Plan, the Services Agreement and any other related agreement, the purpose for such expenditure, and such other information as from time to time shall be reasonably requested by the Board of Directors.

    3. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the directors, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    4. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

    5. Amendment. This Plan may not be amended to materially increase the amount payable to KDI by the Fund for its services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    6. Selection of Non-Interested Directors. So long as this Plan is in effect, the selection and nomination of those directors who are not interested persons of the Fund will be committed to the discretion of directors who are not themselves interested persons.

    7. Recordkeeping. The Fund will preserve copies of this Plan, the Services Agreement and all reports made pursuant to Paragraph 2 above for a period of not less than six (6) years from the date of this Plan, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

    8. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any director, officer, employee, agent, or shareholder of the Fund.

    9. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

    10. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Fund or Class as the Act or the rules thereunder so require.

(Dated July 1, 2001)

                                                                       EXHIBIT B

                     Fund: The Japan Fund, Inc. (the "Fund")
                    Class: Class B (the "Class")

                  FORM OF AMENDED AND RESTATED RULE 12b-1 PLAN

    Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Directors, including a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

    1. Compensation. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the annual rate of 0.75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms ("Firms") appointed by KDI in accordance with the provisions of the Fund's Underwriting and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Fund attributable to the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the distribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

    2. Additional Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), KDI provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, providing assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

    3. Periodic Reporting. KDI shall prepare reports for the Board of Directors on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to this Plan, the Services Agreement and any other related agreement, the purpose for such expenditure, and such other information as from time to time shall be reasonably requested by the Board of Directors.

    4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the directors, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

    6. Amendment. This Plan may not be amended to materially increase the amount payable to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board of Directors, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    7. Selection of Non-Interested Directors. So long as this Plan is in effect, the selection and nomination of those directors who are not interested persons of the Fund will be committed to the discretion of directors who are not themselves interested persons.

    8. Recordkeeping. The Fund will preserve copies of this Plan, the Distribution Agreement, the Services Agreement and all reports made pursuant to Paragraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

    9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any director, officer, employee, agent, or shareholder of the Fund.

    10. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

    11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Fund or Class as the Act or the rules thereunder so require.

(Dated July 1, 2001)

                     Fund: The Japan Fund, Inc. (the "Fund")
                    Class: Class C (the "Class")

                  FORM OF AMENDED AND RESTATED RULE 12b-1 PLAN

    Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Directors, including a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

    1. Compensation. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the annual rate of 0.75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms ("Firms") appointed by KDI in accordance with the provisions of the Fund's Underwriting and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Fund attributable to the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the distribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

    2. Additional Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), KDI provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, providing assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

    3. Periodic Reporting. KDI shall prepare reports for the Board of Directors on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to this Plan, the Services Agreement and any other related agreement, the purpose for such expenditure, and such other information as from time to time shall be reasonably requested by the Board of Directors.

    4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the directors, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

    6. Amendment. This Plan may not be amended to materially increase the amount payable to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board of Directors, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    7. Selection of Non-Interested Directors. So long as this Plan is in effect, the selection and nomination of those directors who are not interested persons of the Fund will be committed to the discretion of directors who are not themselves interested persons.

    8. Recordkeeping. The Fund will preserve copies of this Plan, the Distribution Agreement, the Services Agreement and all reports made pursuant to Paragraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

    9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any director, officer, employee, agent, or shareholder of the Fund.

    10. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

    11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Fund or Class as the Act or the rules thereunder so require.


(Dated July 1, 2001)

                                   APPENDIX 1

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect of the Proposal on the Fund's fees and expenses if the Proposal is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                                                  Current                         Proposed
                                                       -----------------------------    -----------------------------
Fee Table                                              Class A    Class B    Class C    Class A    Class B    Class C
---------                                              -------    -------    -------    -------    -------    -------
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed
  On Purchases (% of offering price) ...............    5.75%      None       None       5.75%      None       None
Maximum Deferred Sales Charge (Load)
  (% of redemption proceeds) .......................    None*      4.00%      1.00%      None*      4.00%      1.00%
Annual Operating Expenses, deducted
  from fund assets
Management Fee+ ....................................    0.70%      0.70%      0.70%      0.70%      0.70%      0.70%
Distribution (12b-1) Fee ...........................    None       0.75%      0.75%      0.25%      1.00%      1.00%
Other Expenses** ...................................    0.70%      0.72%      0.70%      0.45%      0.47%      0.45%
Total Annual Operating Expenses*** .................    1.40%      2.17%      2.15%      1.40%      2.17%      2.15%

---------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors.

*** By contract, total annual operating expenses are capped at 1.40%, 2.17% and 2.15% through 4/30/2001 for Class A, B and C shares, respectively.

+ Estimated management fee based on average net assets as of 3/31/2000. Actual management fee for the year ended 12/31/1999 was 0.73% of average net assets.

    This example helps you compare each share class' expenses to those of other funds. The example is the same regardless of whether the Proposal is approved by shareholders. The example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; your actual expenses will be different.

Example                                    1 Year  3 Years    5 Years   10 Years
-------                                    ------  -------    -------   --------

Expenses, assuming you sold your shares
  at the end of each period
Class A shares ........................     $709     $992     $1,296     $2,158
Class B shares ........................      620      979      1,364      2,128
Class C shares ........................      318      673      1,154      2,482
Expenses, assuming you kept your shares
Class A shares ........................     $709     $992     $1,296     $2,158
Class B shares ........................      220      679      1,164      2,128
Class C shares ........................      218      673      1,154      2,482

                                   APPENDIX 2

Distribution Fees

    The following table discloses fees paid by the Fund, on behalf of Class B and Class C, during the fiscal year ended December 31, 2000, pursuant to the distribution plans applicable to Class B and Class C.

                                            Fees Paid
                                           Pursuant to
                                         Distribution Plan
                  Aggregate Fees        as a Percentage of
                 Paid Pursuant to         Fund's Average
                 Distribution Plan       Net Assets During       Amounts Paid to
Class               During Period             Period              Affiliates(1)
-----          ---------------------     -----------------       ---------------

Class B                 $405                   0.75%                   --
Class C                 $ 95                   0.75%                   --

---------

(1) This column sets forth amounts paid to any person who is an affiliated person of the Fund, ZSI or KDI, an affiliated person of such person, or a person that during the fiscal year ended December 31, 2000 received 10% or more of the aggregate amount paid by the Fund, on behalf of the applicable Class, under the applicable distribution plan.

Q:  WILL THE NEW RULE 12B-1 PLAN INCREASE MY FUND'S MANAGEMENT FEE OR EXPENSES?

A: No. The new Rule 12b-1 Plan will have no effect on your Fund's management fee or expenses. In addition, KDI has agreed to maintain at least the same level and quality of services as it currently provides to each class. The only effect on your Fund will be the adoption of a new agreement that will authorize the structure under which such services are provided and paid for. As discussed in the Proxy Statement, any material increase in your Fund's expenses under the plan would have to be approved by the Board as well as by shareholders.

Q:  WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-645-4939.

                                                                           JAPAN

PO Box 219151
Kansas City, MO 64121-9151


                             YOUR VOTE IS IMPORTANT!
           Please fold and detach card at perforation before mailing.

The Japan Fund                  Special Meeting of Shareholders - April 25, 2001



The Japan Fund I hereby appoint Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the Japan Fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on April 25, 2001 at 3:30 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 345 Park Ave., 25th Floor, New York, NY 10154, and at any adjournments or postponements thereof.

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                  IN THE ENCLOSED ENVELOPE.
                                                   NO POSTAGE IS REQUIRED.


                                  Dated                      , 2001
                                       ----------------------

                                  Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.



                                  ----------------------------------------------
                                         Signature(s) of Shareholder(s)


                                                                           JAPAN

                            YOUR VOTE IS IMPORTANT!



           Please fold and detach card at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposal.

                   Please vote by filling in the boxes below.

This proxy is solicited on behalf of the Board of Trustees of the Fund. The Board of Trustees unanimously recommends a vote FOR the proposal.


PROPOSAL 1                                            FOR     AGAINST    ABSTAIN
To approve a Rule 12b-1 Plan (for Class A) and        / /       / /        / /
to  approve an Amended and Restated Rule 12b-1
Plan (for each of Class B and Class C).

The proxies are authorized to vote in their discretion on any other business that may properly come before the Special Meeting and any adjournments or postponements thereof.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE



                                                                           JAPAN